SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this"Amendment"), dated as of February 24, 2021, by and among DAIRYLAND USA CORPORATION, a New York corporation ("Dairyland"), CHEFS' WAREHOUSE PARENT, LLC, a Delaware limited liability company (together with Dairyland, the "Borrowers"), THE CHEFS' WAREHOUSE, INC., a Delaware corporation ("Holdings"), the other Loan Parties party hereto, the Lenders party hereto and Jefferies Finance LLC ("Jefferies"), as administrative agent for the Lenders (in such capacity, the"Administrative Agent") and as collateral agent for the Secured Parties (in such capacity, the"Collateral Agent" or, as Administrative Agent and Collateral Agent, the"Agents").

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, the other Loan Parties party thereto, certain Lenders party thereto and the Agents, among others, are parties to that certain Credit Agreement, dated as of June 22, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the"Existing Credit Agreement");

WHEREAS, pursuant to and in accordance with Section 9.02 of the Existing Credit Agreement, the Borrowers have requested that the Lenders amend, and the Lenders party hereto (collectively, the
"Seventh Amendment Consenting Lenders") have agreed to so amend, the Existing Credit Agreement in the manner set forth in Section 2 hereof;

WHEREAS, the Agents and the Seventh Amendment Consenting Lenders are willing, on the terms and subject to the conditions set forth below, to enter into the amendments, modifications and agreements set forth in this Amendment; and

WHEREAS, the Seventh Amendment Consenting Lenders collectively constitute the Required Lenders under the Existing Credit Agreement and consent to the Loan Parties entering into and authorize, instruct and direct the Administrative Agent and Collateral Agent to enter into this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Existing Credit Agreement, as amended hereby (the
"Amended Credit Agreement").

2.Amendments. Subject to the satisfaction (or waiver by the Administrative Agent and the Required Lenders) of the conditions precedent set forth in Section 5 below, the Loan Parties, the Seventh Amendment Consenting Lenders and the Agents hereby agree as follows:

(a)Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions as follows:

"1.875% Convertible Notes" means the 1.875% Convertible Senior Notes due 2024 issued by Holdings pursuant to an Indenture dated as of November 22, 2019, between Holdings and The Bank of New York Mellon Trust Company, N.A., as Trustee (as amended in accordance with its terms).

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"Permitted Convertible Notes" means, collectively, (a) Permitted Convertible Seller Notes and (b) any other unsecured notes issued by Holdings that are convertible into common stock of Holdings, cash or any combination thereof; provided that, for purposes of clause (b) of this definition, the Indebtedness thereunder satisfies the following requirements: (i) both immediately prior to and after giving effect (including pro forma effect) to the incurrence of such Indebtedness, no Default or Event of Default shall exist or result therefrom,
(ii) such Indebtedness matures after, and does not require any scheduled amortization or other scheduled payments of principal prior to, (A) with respect to such Indebtedness incurred prior to the Sixth Amendment Date, the date that is six
(6) months after June 22, 2022, (B) with respect to any 1.875% Convertible Notes, November 30, 2024 and (C) with respect to such Indebtedness incurred on or after the Sixth Amendment Date (other than any 1.875% Convertible Notes), the date that is six (6) months after the Latest Maturity Date (it being understood that, in each case, neither (x) any provision requiring an offer to purchase such Indebtedness as a result of change of control or asset sale or other fundamental change nor (y) any early conversion of any Permitted Convertible Notes in accordance with the terms thereof shall violate the foregoing restriction), (iii) such Indebtedness is not guaranteed by any Subsidiary of Holdings other than the Loan Guarantors (which guarantees, if such Indebtedness is subordinated, shall be expressly subordinated to the Secured Obligations on terms not less favorable to the Lenders than the subordination terms of such Subordinated Indebtedness) and
(iv) the covenants applicable to such Indebtedness are not more onerous or more restrictive in any material respect (taken as a whole) than the applicable covenants set forth in this Agreement.

(b)Section 2.11(f) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(f) The Borrower Representative shall notify the Administrative Agent by telephone (confirmed by facsimile) of any prepayment hereunder not later than 10:00 a.m., New York City time, (A) in the case of prepayment of a Eurodollar Borrowing, three (3) Business Days before the date of prepayment, or (B) in the case of prepayment of an ABR Borrowing, one (1) Business Day before the date of prepayment (or, in each case in the foregoing clauses (A) and (B), such shorter time periods as agreed by the Administrative Agent in its sole discretion); provided, that notwithstanding the foregoing, no notice shall be required for the making of the Sixth Amendment Prepayment (as defined in the Sixth Amendment) on the Sixth Amendment Date. Each such notice shall (i) specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid and (ii) be irrevocable, except that such notice may be conditioned upon the effectiveness of other credit facilities or transactions on the specified prepayment date, in which case such notice may be revoked by the Borrower Representative (by notice to the Administrative Agent on or prior to such specified prepayment date) if such condition is not satisfied. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13, amounts due under Section 2.16 and the prepayment premiums referred to in Sections 2.12(b) and 2.12(e).

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(c)Section 6.01(j) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(j) (i) unsecured Subordinated Indebtedness under any Permitted Convertible Seller Notes in an aggregate principal amount not to exceed $36,750,000 at any time outstanding and (ii) other unsecured or Subordinated Indebtedness of the Borrowers or Holdings in an aggregate principal amount not exceeding (A)
$80,000,000 at any time outstanding plus (B) an unlimited amount so long as (x) the Total Leverage Ratio would not exceed 4.90:1.00 calculated on a pro forma basis (including the application of the proceeds of any such Indebtedness) as of the last day of the most recent Fiscal Quarter for which financial statements shall have been delivered pursuant to Section 5.01(a) or 5.01(b) (or, prior to the delivery of any such financial statements, as of the last Fiscal Quarter included in the financial statements referred to in Section 3.04(a)) and (y) the Borrower Representative shall have delivered to the Administrative Agent a certificate of a Financial Officer of Holdings, setting forth reasonably detailed calculations demonstrating the satisfaction of the condition appearing in clause (x) above; provided that such Indebtedness shall satisfy each of the following requirements: (1) such Indebtedness matures after, and does not require any scheduled amortization or other scheduled payments of principal prior to, (A) with respect to such Indebtedness incurred prior to the Sixth Amendment Date, the date that is 91 days after June 22, 2022, (B) with respect to any 1.875% Convertible Notes, November 30, 2024 and (C) with respect to such Indebtedness incurred on or after the Sixth Amendment Date (other than any 1.875% Convertible Notes), the date that is 91 days after the Latest Maturity Date (it being understood that, in each case, neither
(x) any provision requiring an offer to purchase such Indebtedness as a result of change of control or asset sale or other fundamental change nor (y) any early conversion of any Permitted Convertible Notes in accordance with the terms thereof shall violate the foregoing restriction), (2) such Indebtedness is not guaranteed by any Subsidiary of Holdings other than the Loan Guarantors (which guarantees, if such Indebtedness is subordinated, shall be expressly subordinated to the Secured Obligations on terms not less favorable to the Lenders than the subordination terms of such Subordinated Indebtedness), (3) to the extent any such Indebtedness constitutes Subordinated Indebtedness, such Indebtedness shall be subject to the terms of a customary subordination agreement (and if such Indebtedness is secured, an intercreditor agreement) in form and substance reasonably acceptable to the Administrative Agent, and (4) to the extent any such Subordinated Indebtedness is secured by the Collateral, the Liens securing such Subordinated Indebtedness shall rank junior to the Liens securing the Secured Obligations; provided further that, for the avoidance of doubt, the amount available to the Borrowers or Holdings pursuant to clause (A) above shall be available at all times and shall not be subject to the ratio test described in clause (B) above and the Borrowers or Holdings may incur such Indebtedness under either clause (A) or
(B) above in such order as they may elect in their sole discretion;

3.Fees. On the Seventh Amendment Date, the Borrowers shall pay to the Administrative Agent, for the benefit of each Seventh Amendment Consenting Lender who unconditionally submits an executed signature page to this Amendment to the Administrative Agent at ChefsFeb21@Lendamend.com on or prior to February 24, 2021 at 12:00 p.m. (New York time), a consent fee equal to 0.05% of the aggregate principal amount of Term Loans of such Seventh Amendment Consenting Lender outstanding

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under the Existing Credit Agreement immediately prior to the effectiveness of this Amendment, which fee shall be non-refundable and fully earned and payable on the Seventh Amendment Date.

4.Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, each Loan Party represents and warrants to the other parties hereto that the following statements are true and correct:

(a)each of the representations and warranties contained in the Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Seventh Amendment Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date;

(b)the transactions contemplated by this Amendment are within each Loan Party's organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders;

(c)this Amendment has been duly executed and delivered by such Loan Party and constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(d)the transactions contemplated by this Amendment (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or the assets of any Loan Party or any of its Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents, or subject to the Intercreditor Agreement, the ABL Loan Documents; and

(e)as of the date hereof and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver by the Administrative Agent and the Required Lenders) of the following conditions (the date on which all such conditions are so satisfied (or waived) is referred to herein as the"Seventh Amendment Date"):

(a)the Administrative Agent shall have received a certificate, dated the Seventh Amendment Date, executed by the President, a Vice President or a Financial Officer of the Borrower Representative, certifying that, as of the Seventh Amendment Date, (i) the representations and warranties contained in this Amendment and the other Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse

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Effect, in all respects) on and as of such earlier date; (ii) as of the Seventh Amendment Date and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (iii) this Amendment is effected in accordance with the terms of the Existing Credit Agreement, the ABL Loan Documents and the Intercreditor Agreement;

(b)Holdings and the Borrowers shall have paid to the Administrative Agent all fees, costs and expenses due and payable under this Amendment (including under Sections 3 and 9 hereof);

(c)the Administrative Agent shall have received counterparts of this Amendment duly executed by Holdings, the Borrowers, each other Loan Party, the Administrative Agent and Lenders constituting the Required Lenders; and

(d)the Administrative Agent shall have received an executed copy of an amendment to the ABL Facility dated as of the date hereof in form and substance reasonably satisfactory to the Administrative Agent (the"ABL Amendment").

6.GOVERNING LAW AND WAIVER OF JURY TRIAL.

(a)This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law).

(b)To the fullest extent permitted by applicable law, each Loan Party hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Amendment and irrevocably agree that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to your address set forth above. Each Loan Party hereby waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Agents or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against any Loan Party or its properties in the courts of any jurisdiction.

(c)Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Existing Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

(e)EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS

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AMENDMENT, THE AMENDED CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

7.Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective on the Seventh Amendment Date. Except as provided in Section 5, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words"execution," "signed,""signature,""delivery," and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

8.Reference to and Limited Effect on the Existing Credit Agreement and the Other Loan Documents.

(a)On and after the Seventh Amendment Date, (x) each reference in the Amended Credit Agreement to"this Agreement","hereunder","hereof", "herein" or words of like import referring to the Existing Credit Agreement, and (y) each reference in the other Loan Documents to the"Credit Agreement",
"thereunder","thereof","therein" or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(b)Except as specifically amended by this Amendment, the Existing Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agents or Lenders under, the Amended Credit Agreement or any of the other Loan Documents.

(d)Each Loan Party hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Existing Credit

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Agreement, the Amended Credit Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements constitute valid and existing Obligations under the Amended Credit Agreement, in each case, to the extent such Loan Party is a party thereto. In addition, each Loan Party hereby ratifies, confirms and reaffirms (i) the liens and security interests granted, created and perfected under the Collateral Documents and any other Loan Documents and (ii) that each of the Collateral Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Amendment. Without limiting the generality of the foregoing, each Loan Party further agrees (A) that any reference to"Obligations" contained in any Collateral Documents shall include, without limitation, the"Obligations" (as such term is defined in the Amended Credit Agreement) and (B) that the related guarantees and grants of security contained in such Collateral Documents shall include and extend to such Obligations. This Amendment shall not constitute a modification of the Existing Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with the Agents or any Lender at variance with the Existing Credit Agreement such as to require further notice by any Agent or any Lender to require strict compliance with the terms of the Amended Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among the Loan Parties and the Seventh Amendment Consenting Lenders contemplated by this Amendment. No Loan Party has any knowledge of any challenge to the Agent's or any Lender's claims arising under the Loan Documents or the effectiveness of the Loan Documents. The Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations, or otherwise with respect to the Existing Credit Agreement or any other Loan Document, or to constitute a mutual departure from the strict terms, provisions and conditions of the Existing Credit Agreement or any other Loan Document other than with respect to the amendments set forth in Section 2 hereof, or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

(e)Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Existing Credit Agreement effected pursuant to this Amendment.

(f)Each Loan Party that is not a Borrower acknowledges and agrees that
(i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to the amendments to the Existing Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Amended Credit Agreement.

(g)The parties hereto acknowledge and agree that, for all purposes under the Amended Credit Agreement and the other Loan Documents, this Amendment constitutes a"Loan Document" under and as defined in the Amended Credit Agreement.

(h)For the avoidance of doubt, the Required Lenders hereto consent to the Loan Parties entering into the ABL Amendment.

9.Expenses. The Borrowers and Holdings agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, all attorney costs.

10.Severability. Any provision of any this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining

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provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

11.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

12.Conflicts. In the event of any conflict between the terms of this Amendment and the terms of the Amended Credit Agreement or any of the other Loan Documents, the terms of this Amendment shall govern.

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